UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER
Pursuant to Rule 13a-16 or 15d-16
under the Securities Exchange Act of 1934

For the month of November 2026

Commission File Number: 333-298599

CADELER PLC

(Translation of registrant’s name into English)

Avocet Court, 8 Central Avenue

St. Andrews Business Park

Norwich, Norfolk NR7 0HR

United Kingdom
(Address of principal executive office)

 Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒ Form 40-F ☐

EXPLANATORY NOTE

Purpose of the Filing

This Form 6-K is furnished by Cadeler plc (“NewCo”) to the U.S. Securities and Exchange Commission (the “SEC”) using the EDGAR format type 8-K12B pursuant to Rule 12g-3(f) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), to establish itself as the successor issuer to Cadeler A/S (“Cadeler”) pursuant to Rule 12g-3(a). NewCo expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying NewCo’s reporting obligations under the Exchange Act.

Background

NewCo initiated a voluntary exchange offer (the “Offer”) to all holders of shares of Cadeler, nominal value DKK 1.00 per share (“Cadeler Shares”), including Cadeler Shares represented by American Depositary Shares, each representing four (4) Cadeler Shares (each, a “Cadeler ADS”), as described in NewCo’s registration statement on Form F-4 (Registration Statement No. 333-298599) filed with the SEC, pursuant to which NewCo offered to exchange each outstanding Cadeler Share for one (1) ordinary share of NewCo, nominal value $1.00 per share (each, a “NewCo Share”), such that each Cadeler ADS was exchanged for four (4) NewCo Shares. The Offer was made in connection with the redomiciliation of Cadeler from Denmark to the United Kingdom (the “Redomiciliation”). NewCo intends to acquire all Cadeler Shares not exchanged in the Offer through a compulsory acquisition for cash pursuant to sections 70-72 of the Danish Companies Act, upon completion of which Cadeler will become a wholly owned subsidiary of NewCo.

Succession Pursuant to Rule 12g-3

Ordinary Shares

Prior to the consummation of the Offer, the Cadeler Shares were listed on the New York Stock Exchange (the “NYSE”) in the form of Cadeler ADSs under the trading symbol “CDLR” and registered pursuant to Section 12(b) of the Exchange Act. Prior to the consummation of the Offer, the NewCo Shares were not registered under Section 12 of the Exchange Act.

Upon the consummation of the Offer, the NewCo Shares are deemed registered under Section 12 of the Exchange Act pursuant to Rule 12g-3(a) thereunder. Rule 12g-3(a) provides that, in connection with a succession, securities of an issuer that are not already registered issued to the holders of securities of another issuer that are registered pursuant to either Section 12(b) or (g) of the Exchange Act will be deemed registered under the same paragraph of Section 12 of the Exchange Act. The NewCo Shares are deemed registered under Section 12(b) of the Exchange Act because the Cadeler Shares were registered under that paragraph of Section 12.

The Cadeler ADSs have ceased to trade on the NYSE and the NewCo Shares commenced trading on the NYSE under the symbol “CDLR”, from open of trading on the NYSE on November 5, 2026. NewCo has not established an American depositary receipt program for the NewCo Shares.

In addition, the Cadeler Shares ceased to trade on the Oslo Stock Exchange (the “OSE”) under the symbol “CADLR” and the NewCo Shares commenced trading on the OSE under the same trading symbol as the Cadeler Shares, “CADLR”, from open of trading on the OSE on November 5, 2026.

Delisting and Deregistration of Cadeler Shares and Cadeler ADSs

Cadeler requested that the NYSE file a Form 25 with the SEC on November 5, 2026 for the removal of the Cadeler Shares and the Cadeler ADSs from listing on the NYSE and the termination of the registration thereof under Section 12(b) of the Exchange Act.

Cadeler intends to file a Form 15 with the SEC in order to terminate the registration of the Cadeler Shares under Section 12(g) of the Exchange Act and to suspend its duty to file reports under Section 13(a) or Section 15(d) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cadeler plc

By:	/s/ Alexander Simmonds
	Name:	Alexander Simmonds
	Title:	Corporate Secretary

Date: November 5, 2026